UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: October 3, 2008

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                            (Registrant's telephone number)

                       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on October 3, 2008 as Exhibit 99.1, which is included herein.  This press release was issued to report September traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  October 3, 2008

EXHIBIT INDEX

Exhibit    Description

99.1                    Press Release

CONTACT:         Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:  Friday, Oct. 3, 2008

AMERICAN AIRLINES REPORTS SEPTEMBER TRAFFIC

FORT WORTH, Texas – American Airlines reported a September load factor of 76.6 percent, a decline of 1.8 points versus the same period last year. Traffic decreased 9.1 percent and capacity decreased 7.0 percent year over year.
Domestic traffic decreased 11.7 percent year over year on 9.4 percent less capacity. International traffic decreased by 4.8 percent relative to last year on a capacity decrease of 2.7 percent.
American boarded 6.8 million passengers in September.

Detailed traffic and capacity data are on the following page.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	September
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	9,858,291	10,849,454	-9.1%
D.O.T. DOMESTIC	6,083,733	6,886,530	-11.7
INTERNATIONAL	3,774,558	3,962,924	-4.8
ATLANTIC	1,702,667	1,824,083	-6.7
LATIN AMERICA	1,625,904	1,672,865	-2.8
PACIFIC	445,987	465,976	-4.3
AVAILABLE SEAT MILES (000)
SYSTEM	12,869,750	13,832,902	-7.0%
D.O.T. DOMESTIC	8,003,291	8,833,819	-9.4
INTERNATIONAL	4,866,459	4,999,083	-2.7
ATLANTIC	2,184,973	2,217,043	-1.4
LATIN AMERICA	2,116,918	2,223,942	-4.8
PACIFIC	564,568	558,099	1.2
LOAD FACTOR
SYSTEM	76.6%	78.4%	-1.8	Pts
D.O.T. DOMESTIC	76.0	78.0	-1.9
INTERNATIONAL	77.6	79.3	-1.7
ATLANTIC	77.9	82.3	-4.3
LATIN AMERICA	76.8	75.2	1.6
PACIFIC	79.0	83.5	-4.5
PASSENGERS BOARDED	6,762,979	7,518,518	-10.0%

SYSTEM CARGO TON MILES (000)	159,128	172,429	-7.7%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD September
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	101,363,593	104,514,276	-3.0%
D.O.T. DOMESTIC	64,334,624	67,954,578	-5.3
INTERNATIONAL	37,028,969	36,559,698	1.3
ATLANTIC	14,789,107	15,101,398	-2.1
LATIN AMERICA	18,084,154	17,241,878	4.9
PACIFIC	4,155,708	4,216,421	-1.4
AVAILABLE SEAT MILES (000)
SYSTEM	124,713,362	127,580,658	-2.2%
D.O.T. DOMESTIC	78,019,596	81,377,832	-4.1
INTERNATIONAL	46,693,766	46,202,827	1.1
ATLANTIC	18,710,221	18,864,366	-0.8
LATIN AMERICA	22,958,516	22,288,928	3.0
PACIFIC	5,025,029	5,049,533	-0.5
LOAD FACTOR
SYSTEM	81.3%	81.9%	-0.6	Pts
D.O.T. DOMESTIC	82.5	83.5	-1.0
INTERNATIONAL	79.3	79.1	0.2
ATLANTIC	79.0	80.1	-1.0
LATIN AMERICA	78.8	77.4	1.4
PACIFIC	82.7	83.5	-0.8
PASSENGERS BOARDED	71,335,876	74,076,068	-3.7%

SYSTEM CARGO TON MILES (000)	1,547,449	1,574,060	-1.7%

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